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                                                                   Exhibit 10.18


                                NET.GENESIS CORP.
                      SERIES F CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT


         This Series F Convertible Preferred Stock Purchase Agreement is entered into on this 10th day of June, 1999 by and among net.Genesis Corp., a Delaware corporation (the "Company"), and the Persons listed on Exhibit 2.01A hereto, as amended (each such Person being hereinafter sometimes referred to individually as a "Purchaser" and all such Persons being hereinafter sometimes referred to collectively as the "Purchasers").

         In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" shall mean this Series F Convertible Preferred Stock Purchase Agreement, as from time to time amended and in effect between the parties hereto.

         "Board of Directors" shall mean the then present members of the Board of Directors of the Company.

         "Charter" shall mean the Fifth Amended and Restated Certificate of Incorporation of the Company in the form of Exhibit 2.01B hereto, as amended from time to time.

         "Closing" shall have the meaning assigned to that term in Section 2.03(a) hereto.

         "Company" shall mean and include net.Genesis Corp., a Delaware corporation, and its successors and assigns.

         "Company's Auditors" shall mean the firm of independent public accountants employed by the Company from time to time to conduct its annual audit, which firm shall be a "Big Five" accounting firm or such other accounting firm acceptable to the holders of at least fifty-five (55%) percent of the Purchased Shares.

         "Common Stock" shall mean (a) the Company's Common Stock, $.001 par value per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right either to all or to a share of the balance of current dividends and liquidating distributions after the preference of the Preferred Stock, or the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even
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though the right so to vote has been suspended by the happening of such a contingency), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Consolidated" when used with reference to any term defined herein shall mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles after eliminating intercompany items and minority interests.

         "Conversion Shares" shall have the meaning assigned to that term in
Section 2.01 hereof.

         "Counsel to the Company" shall mean Foley, Hoag & Eliot LLP.

         "ERISA" shall have the meaning assigned to that term in Section 4.12 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Indebtedness" shall mean all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles consistently applied, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage or security interest on real or personal property owned or acquired subject to such mortgage or security interest, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (a) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (b) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined by discounting all such payments at the interest rate determined in accordance with applicable Statements of Financial Accounting Standards.

         "Issue Price" shall mean $3.32, which is the price per share at which the Purchased Shares are being issued hereunder.

         "Key Employee" shall mean and include, the President and the Chief Executive Officer, any Vice-President, the Treasurer and the Chief Financial Officer of the Company or any Subsidiary, or any person who is not an officer of the Company or any Subsidiary and is in charge of one or more of the following functions: sales, marketing, production, or engineering and technical development or any other position or employee so designated by the Board of Directors of the Company.

         "Person" shall mean an individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization, or similarly entitled, or a government or any agency or political subdivision thereof.

         "Preferred Stock" shall mean the Series F Convertible Preferred Stock, $.001 par value, of the Company, the rights, preference and other terms and conditions of which are set forth in Exhibit 2.01B hereto.


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         "Purchased Shares" shall have the meaning assigned to that term in
Section 2.01 hereof.

         "Purchasers" shall mean and include the Persons listed on Exhibit 2.01A hereto.

         "Purchasers' Special Counsel" shall mean Cooley, Godward LLP.

         "Qualified Public Offering" shall mean and include the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company from which the aggregate net proceeds to the Company are at least $20,000,000 and the price per share of such Common Stock is not less than $6.64 (such amount to be equitably adjusted whenever there is a stock split, combination, stock dividend, reclassification or similar event affecting the Common Stock).

         "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities
Act) thereunder, all as the same shall be in effect at the time.

         "Series A Preferred Stock" shall mean the Series A Preferred Stock, $.001 par value, of the Company, the rights and privileges of which are set forth in the Charter.

         "Series B Preferred Stock" shall mean the Series B Preferred Stock, $.001 par value, of the Company, the rights and privileges of which are set forth in the Charter.

         "Series C Preferred Stock" shall mean the Series C Preferred Stock, $.001 par value, of the Company, the rights and privileges of which are set forth in the Charter.

         "Series D Preferred Stock" shall mean the Series D Preferred Stock, $.001 par value, of the Company, the rights and privileges of which are set forth in the Charter.

         "Series E Preferred Stock" shall mean the Series E Preferred Stock, $.001 par value, of the Company, the rights and privileges of which are set forth in the Charter.

         "Stock Option Plans" shall mean (i) the 1995 Stock Option Plan of the Company presently providing for the issuance of, or grant of options to purchase, up to 4,000,000 shares of Common Stock on the date hereof to officers, directors, employees of and consultants to the Company and any amendment thereto and/or (ii) any other plan, and any amendment thereto, providing for the issuance of capital stock or options to purchase capital stock to any such Persons.

         "Stockholder Agreement" shall mean that certain Amended and Restated Stockholder Agreement dated as of November 14, 1995, as amended, by and among Rajat Bhargava, Eric Richard, Matthew Cutler, the persons set forth on Exhibits A and B thereto, the signatories to any amendment thereto and the Company.

         "Subsidiary" or "Subsidiaries" shall mean any corporation, 50% or more of the outstanding voting stock of which shall at the time be owned by the Company or by one or more Subsidiaries, or any other entity or enterprise, 50% or more of the equity of which shall at the time be owned by the Company or by one or more Subsidiaries.


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         "Wholly-Owned Subsidiary" or "Wholly-Owned Subsidiaries" shall mean any corporation, 100% of the outstanding voting stock of which shall at the time be owned by the Company or by one or more Wholly-Owned Subsidiaries, or any other entity or enterprise, 100% of the equity of which shall at the time be owned by the Company or by one or more Wholly-Owned Subsidiaries.

         1.02 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles, and all other financial data submitted pursuant to this Agreement shall be prepared and calculated in accordance with such principles.

                                   ARTICLE II

                       PURCHASE, SALE AND TERMS OF SHARES

         2.01 The Purchased Shares. The Company has authorized the issuance and sale of up to 6,627,000 shares (the "Purchased Shares") of the previously authorized but unissued shares of its Preferred Stock to the Persons and in the respective amounts set forth in Exhibit 2.01A hereto. The designation, rights, preferences and other terms and conditions relating to the Preferred Stock shall be as set forth in Exhibit 2.01B hereto. Any shares of Common Stock issuable upon conversion of the Purchased Shares, and such shares when issued, are herein referred to as the "Conversion Shares".

         2.02 Reservation of Shares. The Company has authorized and reserved and covenants to continue to reserve, free of preemptive rights and other preferential rights, a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holders of the Purchased Shares.

         2.03 Purchase and Sale of Purchased Shares.

                  (a) The Closing. The Company agrees to issue and sell to the Purchasers, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase at the Issue Price all, and not less than all, of the Purchased Shares for the purchase prices and in the amounts set forth opposite their respective names in Exhibit 2.01A hereto. Such purchase and sale shall take place at a closing (the "Closing") to be held at the offices of Foley, Hoag & Eliot LLP One Post Office Square, Boston, MA 02109, on June 10, 1999 at 10:00 a.m. or on such other date and at such time as may be mutually agreed upon by the Company and a majority in interest of the Purchasers. At the Closing the Company will issue and deliver certificates, dated as of the Closing, evidencing the Purchased Shares sold at such Closing registered in the name of Purchasers or their nominees, all in the amounts set forth opposite their respective names in Exhibit 2.01A hereto against delivery of checks payable to the order of the Company or transfer by wire transfer in immediately available federal funds to the account of the Company in payment of the full purchase price for the Purchased Shares.

                  (b) Use of Proceeds. The Company agrees to use the proceeds from the issuance and sale of the Purchased Shares to fund operating losses, to purchase capital equipment necessary for Company operations, and for general working capital of the Company.



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         2.04 Representations by the Purchasers. All representations and warranties of the Purchasers in this Section 2.04 are made severally and not jointly as follows:

                  (a) Each Purchaser represents that it is acquiring the Purchased Shares and any Conversion Shares for its own account and for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that the disposition of the property of each Purchaser shall at all times be within its control, subject to applicable law and contractual restrictions. Each Purchaser which is not an individual further represents and warrants that it was not organized for the specific purpose of acquiring the Purchased Shares. Each Purchaser further represents and warrants that such Purchaser is (or, in the case of a partnership, it and all of its partners are) an "accredited investor" for purposes of the Securities Act (unless otherwise indicated on Exhibit 2.01A hereto) and Regulation D thereunder and warrants that it has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder, and that such Purchaser is financially able to undertake the risks involved in such an investment. Each Purchaser further acknowledges that it has had a full opportunity to request from the Company and to review and has received all information which it deems relevant in making an informed and knowledgeable decision to purchase the Purchased Shares being purchased by it hereunder. Each Purchaser understands and agrees that
         (i) the Purchased Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) or Regulation D promulgated thereunder,
         (ii) the Purchased Shares and the Conversion Shares must be held indefinitely unless a registration statement covering such shares is effective under the Securities Act or unless an exception from registration under such Act is available, (iii) the Purchased Shares and the Conversion Shares will bear a legend to that effect and (iv) the Company will make a notation on its transfer books to such effect. Each Purchaser not an Accredited Investor makes the representations in this Section 2.04 except as to his status as an Accredited Investor.

                  (b) The principal office or residence of each Purchaser, and the place at which the decision to participate in this Agreement and the transactions contemplated hereby was made is located at the address appearing below such Purchaser's name on Exhibit 2.01A hereto. Each Purchaser which is not an individual and whose address appearing below such Purchaser's name on Exhibit 2.01A is located in Massachusetts further represents that it is an "institutional buyer" as that term is used in Section 402 (b) (8) of the Massachusetts Uniform Securities Act.

                  (c) Each Purchaser represents and warrants that this Agreement and all transactions contemplated hereunder have been duly authorized by all necessary action on its part and that this Agreement has been duly executed and delivered by it or on its behalf and is a valid and binding agreement enforceable against it in accordance with its terms.

                  (d) Each Purchaser represents that no person, firm or corporation has or will have, as a result of any act or omission by such Purchaser, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

                                   ARTICLE III

                      CONDITIONS TO PURCHASERS' OBLIGATIONS


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         The obligation of each Purchaser to purchase and pay for the Purchased
Shares at the Closing is subject to the following conditions:

         3.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article IV hereof, shall have been true in all material respects when made and shall be true in all material respects as of the date of the Closing.

         3.02 Documentation at Closing. The Purchasers shall have received prior to or at the Closing all of the following, each in form and substance reasonably satisfactory to the Purchasers and Purchasers' Special Counsel, and all of the following events shall have occurred prior to or simultaneous with the Closing hereunder.

                  (a) A copy of all Charter documents of the Company certified by the Secretary of State of Delaware; a certified copy of the resolutions of the Board of Directors and the stockholders of the company evidencing approval of this Agreement, the restatement of the Charter, the authorization for issuance of the Purchased Shares and other matters contemplated hereby; a certified copy of the By-laws of the Company; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and the Purchased Shares, in each case certified by the Secretary or Assistant Secretary.

                  (b) An opinion of Counsel to the Company as to matters set forth in Exhibit 3.02B hereto. In rendering such opinion, such counsel may require and, to the extent they deem necessary or appropriate, may rely upon, representations and warranties made in certificates of officers of the Company and representations and warranties of the Company and Purchasers contained herein.

                  (c) A certificate of the Secretary or an Assistant Secretary of the Company stating the names of the officers of the Company authorized to sign this Agreement, the certificates for the Purchased Shares and the other documents or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers.

                  (d) A certificate from a duly authorized officer of the Company stating that the representations and warranties of the Company contained in Article IV hereof or otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct in all material respects and that all conditions required to be performed by the Company prior to or at the Closing have been performed in all material respects, and that no condition or event has occurred or is continuing or will result from the execution and delivery of this Agreement or the issuance of the Purchased Shares which constitutes an event of default or would constitute an event of default but for the requirement that notice be given or time elapse or both.

                  (e) The Second Amended and Restated Stockholder Agreement in the form and substance set forth in Exhibit 3.02E hereto (the "Second Amended and Restated Stockholder Agreement"), shall have been executed by the parties named therein.


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                  (f) Employee Confidentiality, Non-competition and Intellectual
         Property Assignment Agreements in or substantially in the form and substance set forth in Exhibit 3.02F hereto shall have been executed by the Company and each Key Employee.

                  (g) The Third Amended and Restated Registration Rights Agreement in the form and substance set forth in Exhibit 3.02G hereto shall have been executed by the Company and the parties named therein.

                  (h) The Board of Directors of the Company shall consist of not more than eight (8) members, as specified in the Second Amended and Restated Stockholder Agreement.

                  (i) The Company shall have executed and delivered to BankAmerica Ventures a Size Status Declaration on SBA Form 480 and an Assurance of Compliance on SBA Form 652, and shall have provided to BankAmerica Ventures the information requested by BankAmerica Ventures necessary for the preparation by BankAmerica Ventures of a Portfolio Financing Report on SBA Form 1031.

                  (j) The Company shall have performed all its other covenants and agreements in all material respects set forth in this Agreement.

         3.03 Consents, Waivers, etc.. Prior to the Initial Closing, the Company shall have obtained all material consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Purchased Shares and to carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Purchased Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal and state securities laws, as to which filing the Company agrees to make promptly after such Closing. In addition to the documents set forth above, the Company shall have provided the Purchasers any other information or copies, of documents that they may reasonably request.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES BY THE COMPANY

         The Company represents and warrants as follows:

         4.01 Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it is organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in The Commonwealth of Massachusetts and in each other jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, unless the failure to so qualify does not and will not have a material adverse effect on the business operations or financial condition of the Company.


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         4.02 Corporate Action. The Company has all necessary corporate power and has taken all corporate action required for the due authorization, execution and delivery of this Agreement and any other agreements and instruments executed in connection herewith and for the due authorization, issuance and delivery of the Purchased Shares, and this Agreement and any such other agreements are valid, binding and enforceable against the Company in accordance with their terms. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective conversion of the Purchased Shares. The issuance of the Purchased Shares, and the issuance of the Conversion Shares upon the conversion of the Purchased Shares, are not subject to preemptive or other preferential rights, or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or which are otherwise binding upon the Company.

         4.03 Governmental Approvals. All authorizations, consents, approvals, licenses, exemptions from or filings, or registrations with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company, or for the performance by it of its obligations under, this Agreement, the agreements referred to in Article III hereof or the Purchased Shares shall have been made prior to, and shall be effective as of, the Initial Closing (except for any post-sale filings that may be required under federal or state securities laws, which will be filed by the Company in a timely manner).

         4.04 Litigation. There is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, or, to the knowledge of the Company, after due inquiry, against any officer, Key Employee or principal stockholder of the Company that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company, or any of its properties or assets, or pending or, to the knowledge of the Company, threatened against the Company that might call into question the validity of this Agreement, the issuance of the Purchased Shares, or any action taken or to be taken pursuant hereto or thereto. Neither the Company nor, to the knowledge of the Company, after due inquiry, any officer, Key Employee or principal stockholder of the Company or its Subsidiaries, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company or any of its properties or assets. The foregoing sentences include, without limiting their generality, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of employees of the Company and the use in any of the Company's business of any information or techniques allegedly proprietary to any of their former employers.

         4.05 Certain Agreements of Officers and Employees.

                  (a) To the best of the Company's knowledge and belief, after due inquiry, no employee of the Company is in violation of any material term of any employment contract, patent disclosure agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer or employee to be employed by the Company because of the nature of the business conducted by the Company or relating to the use of trade secrets or proprietary information of others, and to the best of the Company's knowledge and belief, the continued employment of the Company's officers and employees do not subject the Company or the Purchasers to any liability arising from such agreements.


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                  (b) To the Company's knowledge, no officers of the Company, nor any Key Employees of the Company whose termination, either individually or in the aggregate, would have a material adverse effect on the Company, has any present intention of terminating his employment with the Company.

                  (c) The Company is not a party to any collective bargaining agreement and, to the best of its knowledge, after due inquiry, there have been no pending labor problems involving collective disputes or disturbances with any group of employees and, to the knowledge of the Company, there have been no attempts to organize its employees by any union or similar association.

         4.06 Compliance with Other Instruments. The Company is in compliance in all respects with the terms and provisions of this Agreement and of its charter documents, as amended, and by-laws, as amended, and in all material respects with the terms and provisions of each material mortgage, indenture, lease, agreement and other instrument relating to obligations of the Company, and, to the best of the Company's knowledge, of all material judgments, decrees, governmental orders, statutes, rules or regulations by which it is bound or to which its properties or assets are subject. Neither the execution and delivery of this Agreement or the Purchased Shares, nor the consummation of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result (with or without the giving of notice or passage of time) in a default or violation of any material term or provision in any of the foregoing documents or instruments.

         4.07 Federal Reserve Regulations. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin securities (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Purchased Shares will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

         4.08 Title to Assets. The company has good and marketable title in fee to such of its fixed assets as are real property, and good title to all of its other assets now carried on its books, including those reflected in the most recent balance sheet of the Company described below in Section 4.10, or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business) free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except those indicated in Exhibit 4.08 hereto and except for liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations of the Company. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating and is in compliance in all material respects with all such leases, and all said leases are valid and subsisting and in full force and effect.

         4.09 Patents and Intellectual Property Rights. The Company owns or has a valid right, or will be able to obtain at reasonable cost standard in the industry the right, to use the patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights material to the conduct of its businesses as now operated (the "Company's Intellectual Property"); and no claim is pending to the effect that the operations of the Company, and to the Company's knowledge, the operations of the Company will not, conflict with valid patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and


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
intellectual property rights of others. Except as set forth in Exhibit 4.09 hereto, and except for the payment of the customary fees for the right to use commercially available software, the Company has no obligation to compensate any Person for the use of any of the Company's Intellectual Property and has granted to no Person any license or other rights to use in any manner any of the Company's Intellectual Property, whether requiring the payment of royalties or not.

         4.10 Financial Information. The Company has furnished to the Purchasers the audited balance sheet of the Company as of December 31, 1998 and the related audited statements of income and statement of cash flows of the Company for the twelve month period ended December 31, 1998 and the statement of changes in redeemable preferred stock and stockholders' equity for the period ended December 31, 1998. The Company has also furnished to the Purchasers the unaudited balance sheet of the Company as of April 30, 1999 and the related unaudited statements of operations and cash flows of the Company for four months ended April 30, 1999, and the unaudited statement of stockholders' equity of the Company for the period ended April 30, 1999. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except that such unaudited financial statements do not contain all of the required footnotes or period end adjustments not material in the aggregate) and fairly present the financial position of the Company as of December 31, 1998 and April 30, 1999, respectively, and the results of its operations and cash flows for the year ended December 31, 1998 and the four month period ended April 30, 1999, respectively. The Company does not have, and has no reasonable grounds to know of, any material liability, contingent or other, not adequately reflected in or reserved against in the aforesaid financial statements. Since April 30, 1999 there has not been, except as set forth in Exhibit 4.10, and except for changes in the ordinary course of business which have not been materially adverse:

                  (a) Any material change in the assets, liabilities, financial condition, or operations of the Company from that reflected in such financial statements;

                  (b) Any change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty, or otherwise;

                  (c) Any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

                  (d) Any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                  (e) Any loans made or promised by the Company to its employees, officers, or directors other than travel advances made in the ordinary course of business;

                  (f) Any increases in excess of ten (10%) percent in the compensation of any of the Company's employees, officers, or directors (but not including any options granted to any such persons);

                  (g) Any declaration or payment of any dividend or other distribution of the assets of the Company;

                  (h) Any issuance or sale by the Company of any shares of its Common Stock or other securities other than option grants pursuant to the Company's 1995 Stock Option Plan and option exercises pursuant to such Stock Option Plan.

                  (i) Any other event or condition of any character that has materially and adversely affected the Company's business; or

                  (j) Any agreement or commitment by the Company to do any of the things described in this Section 4.10.

         4.11 Taxes. The Company has prepared and filed within the time prescribed by law all federal, state and other tax returns required by law to be filed by it, has paid all taxes shown to be due and all additional assessments, including penalties and interest, received by it, and adequate provisions have been made and are reflected in the Company's financial statements for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the state, local or federal income tax returns of the Company have been audited by, or are currently under audit by, any state or local tax authority or by the Internal Revenue Service. The Company knows of no additional assessments or adjustments pending or threatened for any period. There are no tax liens upon the assets or property of the Company. The Company has not granted any extension to any taxing authority of the limitation period during which any tax liability may be asserted. All monies required to be withheld by the Company from employees or collected from customers for income taxes, social security and unemployment insurance taxes and sales, excise and use taxes, and the portion of any such taxes to be paid by the Company to governmental agencies or set aside in accounts for such purpose have been so paid or set aside, or such monies have been approved, reserved against and entered upon the books and financial statements of the Company. The Company does not have in effect any tax election or consent for federal income tax purposes under Sections 108, 341(f), 471, 1017, 1033 or 4977 of the Internal Revenue Code of 1986, as amended.

         4.12 ERISA. Except as set forth on Exhibit 4.12, the Company has no employee benefit plan subject to ERISA; all such employee benefit plans listed on Exhibit 4.12 are in full force and effect and in compliance with applicable laws, and there are no funding deficiencies thereunder.

         4.13 Contracts; Commitments. Except as set forth in Exhibit 4.13 hereto, the Company is not a party to (i) any employment or consulting contracts (other than employment at will) (ii) or any contracts or commitments (or group of related contracts or commitments) involving more than $50,000 or having a term (including renewals or extensions optional with another party) of more than one (1) year from the date thereof; all of the contracts and commitments listed on Exhibit 4.13 are in full force and neither the Company nor, to the best knowledge of the Company, any other party to any such contracts or commitments is in default of any material covenant or obligation thereunder.

         4.14 Transactions with Affiliates. There are no loans, leases, royalty agreements or other continuing transactions between the Company, its Subsidiaries, any of its or their customers or suppliers and any officer or director of the Company (other than on-going employment obligations to Larry
Bohn) or any Person owning five (5%) percent or more of any class of capital stock of the Company or any member of such officer, director or stockholder's immediate family or any corporation or other entity controlled by such officer, director or stockholder or a member of such officer, director or stockholder's immediate family.

         4.15 Assumptions or Guaranties of Indebtedness of other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in any debtor or otherwise to assure any creditor against loss), any Indebtedness of any other Person.

         4.16 Investments in Other Persons. Other than advances in the ordinary course of business to employees, which are not in the aggregate material, the Company has not made any loan or advance to any Person which is outstanding on the date of this Agreement, nor is it committed or obligated to make any such loan or advance, nor does the Company have any Subsidiaries or own any capital stock, assets comprising the business of, obligations of, or any interest in, any Person except as set forth on Exhibit 4.16.

         4.17 Disclosure. This Agreement, the financial statements described in
Section 4.10, and any other agreement, document, certificate or written statement provided to the Purchasers by or on behalf of the Company are true and correct in all material respects. There is no fact within the knowledge of the Company which has not been disclosed herein or in writing by the Company to the Purchasers, the disclosure of which is necessary to make the statements made herein and therein not materially misleading and which materially adversely affects, or in the future in the Company's opinion has a substantial possibility to, insofar as the Company can now foresee, materially adversely affect the business, properties, assets or condition, financial or other, of the Company. Without limiting the foregoing, the Company has no knowledge or belief that there exists any patent, invention, device, application or principle which would materially adversely affect the condition, financial or otherwise, or the business or operations of the Company.

         4.18 Registration Rights. Except as provided in the Third Amended and Restated Registration Rights Agreement set forth in Exhibit 3.02G hereto, no Person has the right to demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company, presently outstanding or that may be subsequently issued, or any right to participate in any such registration statement. Except as provided in the Second Amended and Restated Stockholder Agreement set forth in Exhibit 3.02E hereto, the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security of the Company.

         4.19 Securities Act of 1933. The Company has complied and will comply with all applicable federal or state securities laws in connection with the issuance and sale of the Purchased Shares. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Purchased Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Purchased Shares under the registration provisions of the Securities Act.

         4.20 No Brokers or Finders. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchasers or the Company for any commission, fee or other compensation as a finder or broker other than commissions due Hambrecht & Quist, Inc. pursuant to a letter agreement dated February __, 1999 (the "H&Q Commission"); and the Company agrees to indemnify and hold the Purchasers harmless against any such commissions, fees or other compensation, including the H&Q Commission.

         4.21 Capitalization; Status of Capital Stock. At the Closing, the Company will have a total authorized capitalization consisting of 41,686,887 shares, including 24,000,000 shares of Common Stock, $.001 par value per share, of which 1,773,884 shares are issued and outstanding; 200,000 shares of Series A-1 Convertible Preferred Stock, $0.001 par value per share, of which 200,000 shares are issued and outstanding; 101,430 shares of Series A-2 Convertible Preferred Stock, $0.001 par value per share, of which 101,430 shares are issued and outstanding; 624,000 shares of Series A-3 Convertible Preferred Stock, $0.001 par value per share, of which 624,000 shares are issued and outstanding; 776,718 shares of Series B Convertible Preferred Stock, $0.001 par value per share, of which 776,717 shares are issued and outstanding; and 3,000,000 shares of Series C Convertible Preferred Stock, $0.001 par value per share of which 2,928,316 shares are issued and outstanding; 5,900,000 shares of Series D Convertible Preferred Stock, $0.001 par value per share, of which 5,899,999 are issued and outstanding; 279,739 shares of Series E Convertible Preferred Stock, $.001 par value, of which none are outstanding; and 6,805,000 shares of Series F Convertible Preferred Stock, $.001 par value, of which none are issued and outstanding. A complete list of the currently issued and outstanding shares of capital stock of the Company and the names in which such shares are registered is set forth in
Exhibit 4.21 hereto. All of the outstanding shares of capital stock of the Company have been duly authorized and reserved for issuance, are validly issued and are fully paid and nonassessable. All shares of capital stock issuable upon exercise of outstanding options and warrants have been duly authorized and, when issued in accordance with the terms of such options and warrants, will be validly issued, and fully paid and nonassessable. The Purchased Shares, when issued and delivered in accordance with the terms hereof, and the Conversion Shares, when issued and delivered upon conversion of the Purchased Shares, will be duly authorized, validly issued and fully paid and nonassessable. Except as set forth in this Agreement and Exhibit 4.21 hereto, there are no options, warrants or rights to purchase shares of capital stock or other securities authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. Except as set forth in Exhibit 4.21 hereto, there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. Except as set forth in the Stockholder Agreement, no holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or that are otherwise binding upon the Company. The offer and sale of all shares of capital stock or other securities of the Company issued before the Closing complied with or were exempt from registration or qualification under all federal and state securities laws. No securities of the Company have been issued prior hereto at a price which would result in an increase in the number of shares of Common Stock issuable upon conversion of any outstanding shares of any series or subseries of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock pursuant to the provisions of Article Fourth, A, 5(e) through (i) of the Charter.

         4.22 Insurance. Exhibit 4.22 hereto contains a summary of the insurance policies currently maintained by the Company. The Company has not suffered the cancellation of any of its insurance, nor has the Company been denied insurance which it has applied for or requested.

         4.23 Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the nature, acquisition, maintenance, location and collection of each of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

         4.24 Environmental Matters. The Company has not generated, used, stored, treated or disposed of any Hazardous Substances (as defined below) in connection with the operations of its business, other than cleaning and/or office supplies required in the ordinary course of the Company's operations. To the Company's knowledge, the Company, the operation of its business, and any real property that the Company owns, leases or otherwise occupies or uses (the "Premises") are in material compliance with all applicable Environmental Laws (as defined below) . For purposes of this Section, the term "Environmental Laws" shall mean any federal, state or local law, ordinance or regulation pertaining to the protection of human health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq., Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq. For purposes of this Section, the term "Hazardous Substances" shall include oil and petroleum products, polychlorinated biphenyls and any other material classified as hazardous or toxic under any Environmental Laws.

         4.25 Small Business Concern. The Company, together with its "affiliates" (as that term is defined in Section 121.103 of Title 13 of the Code of Federal Regulations (the "Federal Regulations")), is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended (the "Small Business Act"), and Part 121 of Title 13 of the Federal Regulations. The information delivered by the Company to BankAmerica Ventures on SBA Forms 480, 652 and 1031 of the Small Business Administration (the "SBA") delivered in connection herewith is accurate and complete. The Company is not ineligible for financing by any SBIC Investor pursuant to Section 107.720 of Title 13 of the Federal Regulations. The Company acknowledges that BankAmerica Ventures is a Federal licensee under the Small Business Act.

         4.26 Qualified Small Business Stock. As of the Closing: (i) the Company will be an eligible corporation as defined in Section 1202(e)(4) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the Company will not have made any purchases of its own stock during the one-year period proceeding the Closing having an aggregate value exceeding 5% of the aggregate value of all its stock as of the beginning of such period and (iii) the Company's aggregate gross assets, as defined by Code Section 1202(d)(2), at no time between its inception and through the Closing have exceeded or will exceed $50 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code Section 1202(d)(3).

         4.27 Investment Company. The Company represents and warrants that it is not an "investment company" or controlled by an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company agrees that it shall not become an "investment company" or a company "controlled" by an "investment company", within the meaning of the 1940 Act. In the event that the Company breaches the foregoing, the Company shall forthwith notify the Purchasers and shall take immediate corrective action to remedy such breach.

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

         5.01 Affirmative Covenants of the Company Other Than Reporting Requirements. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, until a Qualified Public Offering, so long as fifty percent (50%) of the Purchased Shares remain outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

                  (a) Payment of Taxes and Trade Debt. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims, which, if unpaid, might become a lien or charge upon any properties of the

         Company, provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books and shall have funded, in accordance with generally accepted accounting principles, adequate reserves with respect thereto. Pay when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Company, except such as are being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books and shall have funded, in accordance with generally accepted accounting principles, adequate reserves with respect thereto.

                  (b) Maintenance of Insurance. Maintain with responsible and reputable insurance companies or associations insurance (i) in such amounts and covering such risks as is usually carried by companies of similar size engaged in similar businesses and owning similar properties in the same general areas in which the Company operates, and
         (ii) a three year life insurance on Larry Bohn in the amount of $1,000,000, payable to the Company.

                  (c) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties. Preserve and maintain all material licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

                  (d) Compliance with Laws. Comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise, except non-compliance being contested in good faith through appropriate proceedings so long as the Company shall have set up and funded sufficient reserves, if any, required under generally accepted accounting principles with respect to such items.

                  (e) Keeping of Records and Books of Account. Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection within its business shall be made.

                  (f) Maintenance of Properties, etc. Maintain and preserve all of its properties necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto. Comply with the provisions of all material leases to which the Company is a party or under which the Company occupies property so as to prevent any loss or forfeiture thereof or thereunder.


                  (g) New Developments. Cause technological or other proprietary developments, inventions, discoveries or improvements by the Company's employees to be fully documented in accordance with the prevailing industrial professional standards, cause all Key Employees and consultants of the Company to execute appropriate confidentiality, nondisclosure, patent and technology assignment agreements to the Company and, where possible and appropriate, to file and prosecute United States and foreign patent and copyright applications relating to and protecting such developments on behalf of the Company.

                  (h) Employee Confidentiality, Non-competition and Intellectual Property Assignment. As a condition to employment, cause each Key Employee now or hereafter employed by the Company promptly to execute an agreement substantially in the form of Exhibit 3.02F hereto or in a form approved by the Board of Directors.

                  (i) Visitation Rights. Permit any Purchaser which holds no less than 250,000 Purchased Shares (for which purpose Purchasers designated as "affiliates" on Schedule 2.01A will be aggregated and considered one Purchaser) (so long as each such Purchaser holds not less than 50% of its Purchased Shares and/or Conversion Shares) or any legal or financial representative thereof periodically upon reasonable notice during normal business hours upon reasonable notice to examine the books and records of the Company at the Company's premises and permit such Purchasers (or any general partners thereof) to meet, and to discuss the business affairs, finances and accounts of the Company with any of its officers or directors and independent accountants.

                  (j) Board of Directors; Indemnification. The Company shall use its best efforts to hold at least four (4) meetings of the Board each year and at least once every ninety (90) days, except as otherwise agreed to by the Board. The Charter or by-laws of the Company shall at all times provide for the indemnification of the Board to the full extent provided by the law of the jurisdiction in which the Company is organized. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all his reasonable out- of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

         5.02 Reporting Requirements. Until the occurrence of a Qualified Public Offering, the Company will furnish (x) all the following to each Purchaser that holds not less than 250,000 Purchased Shares and/or Conversion Shares (for which purpose Purchasers designated as "affiliates" on Schedule 2.01A will be aggregated and considered one Purchaser):

                  (a) As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, together with supporting notes thereto, all duly certified by the Company's Auditors;

                  (b) As soon as available and in any event within thirty (30) days after the end of each month, unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such month and unaudited consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the month and the fiscal period ending with such month, setting forth in each case in comparative form the corresponding figures for
         (i) the corresponding periods of the prior fiscal year, and (ii) the budget for such periods, all in reasonable detail and duly certified (subject to year-end audit adjustments, none of which shall be material, individually or in the aggregate) by the chief financial officer of the Company on the Company's behalf as having been prepared in accordance with generally accepted accounting principles consistently applied.

                  (c) As soon as available and in any event within forty-five
         (45) days after the end of each fiscal quarter of the Company, unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and unaudited consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the period ending with such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the prior fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments none of which shall be material, individually or in the aggregate) by the chief financial officer on behalf of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied.

                  (d) At the time of delivery of each annual statement, a certificate, executed by the Company's Auditors (but only if they will provide such a certificate without any additional fee beyond their normal audit charges; otherwise, such certificate will be provided on behalf of the Company by the Company's chief financial officer) stating that they have caused Section 5.01(a) (insofar as it relates to payment of federal and state income taxes) hereof to be reviewed and have no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement or the Purchased Shares or, if such Company's Auditors have such knowledge, specifying such default and the nature thereof;

                  (e) Promptly after receipt, a copy of any written report submitted to the Company by the Company's Auditors in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such Auditors;

                  (f) Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, materially affecting the Company and the Subsidiaries when considered as a whole of the type described in
         Section 4.04 hereof;

                  (g) Prior to the commencement of each fiscal year of the Company, a copy of the business plan (including development, operating and strategic plans and objectives) and month by month budget for the upcoming fiscal year (the "Annual Plan");

                  (h) Promptly after sending, making available, or filing the same, all reports and financial statements that the Company or any Subsidiary sends or makes available to the stockholders of the Company or the Securities and Exchange Commission; and

                  (i) All other information respecting the business, properties or the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries that any Purchaser may from time to time reasonably request.

         5.03 Confidentiality. Any confidential information obtained by any holder of the Purchased Shares or Conversion Shares pursuant to this Agreement shall be treated as confidential and shall not be disclosed to a third party without the prior written consent of the Company, except that any Purchaser may disclose such information to its investment advisers, attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with such Purchaser's investment in the Company, and to its officers, directors, shareholders and/or partners, and except further that such information shall not be deemed confidential for the purpose of enforcement of this Agreement or valuation of the Purchased Shares or Conversion Shares and said information shall not be deemed confidential after it becomes publicly known through no fault of the recipient. Notwithstanding the foregoing, a holder of Purchased Shares shall be authorized to disclose confidential information of the Company pursuant to the requirement or request of a governmental body with jurisdiction, to the extent such disclosure is required by a valid and applicable statute, rule, regulation, order, decree, judgment or similar act, and notice is given by such holder of Purchased Shares to the Company of any such requirement or request, which notice is adequate to enable the Company to seasonably seek an appropriate protective order or exemption from such requirement or request. Notwithstanding the foregoing, a holder of Purchased Shares may disclose confidential information of the Company to a governmental regulatory authority having jurisdiction over such holder incident to an investigation or examination of such holder's affairs by such regulatory authority, without providing the notice to the Company required by the preceding sentence, in circumstances where such notice cannot practicably be provided.

         5.04 Reserve for Conversion Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Purchased Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Purchased Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Purchased Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Purchased Shares.

         5.05 Small Business Administration Matters.

                  (a) The proceeds from the issuance and sale of the Series F Preferred Stock will be used by the Company for working capital and other general corporate purposes, which may include, without limitation, one or more of the following as determined by the Company in its sole discretion: administration, marketing obtaining capital and other equipment and sales. The Company will provide to each Investor identified as a licensed Small Business Investment Company on Exhibit
         5.05 hereto (each an "SBIC Investor"), and to the Small Business Administration (the "SBA"), reasonable access to the Company's books and records for the purpose of confirming the use of proceeds by the Company.

                  (b) For a period of one (1) year following the Closing, the Company will not change the nature of its business activity if such change would render the Company "ineligible" as provided in Section
         107.720 of Title 13 of the Code of Federal Regulations (the "Federal Regulations").

                  (c) So long as any SBIC Investor holds any securities of the Company, the Company will at all times comply with the non-discrimination requirements of Sections 112, 113 and 117 of Title 13 of the Federal Regulations.

                  (d) The Company will promptly provide each SBIC Investor who so requests in writing to the Company, specifying in such written request the nature of such required information in reasonable detail, such information as such SBIC Investor requests, in order to permit such SBIC Investor to comply with such SBIC Investor's obligations under the Small Business Act of 1958, as amended (the "Small Business Act"), and the regulations promulgated thereunder and related thereto. Any submission of financial information pursuant to this Section 5.05 shall be under cover of a certificate executed by the Company's President, Chief Executive Officer, Chief Financial Officer or Treasurer, certifying that such information (i) relates to the Company,
         (ii) to the best of the Company's knowledge is accurate and (iii) if applicable, has been audited by the Company's independent auditors.

                  (e) For purposes of this Agreement, a "Regulatory Problem" means any set of facts or circumstances wherein both (i) it has been asserted by any governmental regulatory agency with jurisdiction over an SBIC Investor that such SBIC Investor is not entitled to hold, or exercise any significant right with respect to equity securities of the Company, including the Series A Preferred Stock or the currently unissued Common Stock of the Company into which the Series A Preferred Stock is convertible and (ii) such SBIC Investor reasonably determines that such assertion is meritorious and that the solutions proposed by such SBIC Investor are necessary to cure such regulatory violation by such SBIC Investor. If an SBIC Investor determines that it has a Regulatory Problem, it will so notify the Company and the other Investors as soon as practicable in writing. After giving such notice, such SBIC Investor will have the right to transfer its Series F Preferred Stock, and/or the shares of Common Stock issuable upon conversion of such Series F Preferred Stock, without regard to any restrictions on transfer set forth in this Agreement or any other agreement identified herien (collectively, the "Related Agreements") or in the Company's Certificate of Incorporation or Bylaws, other than restrictions related to securities laws, provided that the transferee agrees to become a party to this Agreement and/or to such relevant Related Agreements, and acknowledges that such securities will become again, after such transfer to such transferee, bound by all then relevant provisions relating to further transfer thereof by transferee, and the Company will take all such actions as are reasonably requested by such SBIC Investor in order to (i) effectuate and facilitate any transfer by such SBIC Investor of any securities of the Company then held by such SBIC Investor to any person designated by such SBIC Investor, (ii) permit such SBIC Investor (or any of its affilites) to exchange all or any portion of any voting security of the Company then held by such SBIC Investor on a share-for-share basis for shares of a nonvoting security of the Company as will be created by action of the Board, and, to the extent required by law, its stockholders, which nonvoting security will be identical in all respects to the voting security exchanged for it, except that it will be nonvoting and will be convertible into a voting security on such terms, solely as required to allow such SBIC Investor to comply with then-applicable regulatory considerations, as are requested by such SBIC Investor in good faith, and (iii) amend, and use its reasonable efforts to cause such other relevant parties, including without limitation, the Company's stockholders, to take such actions as are legally required in order to amend, this Agreement, the Related Agreements, the Company's Certificate of Incorporation, the Company's Bylaws and related agreements and instruments in order to effectuate and reflect the foregoing. The parties to this Agreement (other than the Company) will vote all of the Company's voting securities held by them, and will execute and deliver all documents and instruments requested by them by the Company, in favor of and to effect such amendments and actions.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any Purchaser, or any other holder of the Purchased Shares or Conversion Shares in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         6.02 Amendments, Waivers and Consents. Changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from Persons holding an aggregate of at least sixty (60%) percent of the issued and outstanding and issuable Conversion Shares (treating for this purpose all Purchased Shares as if converted to Conversion Shares) and shall, in each such case, deliver copies of such consent in writing to any holders who did not execute the same; provided, however, that no such consent shall be effective to reduce the percentage of the consent of the holders of the Conversion Shares which is required under this Section nor to affect or alter the rights under Section 5.01(i) and 5.02 hereof of any Purchaser who purchases at least 250,000 Purchased Shares at the Closing pursuant to this Agreement, without the consent of such party (so long as it holds any Purchased Shares and/or Conversion Shares). Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         6.03 Management Compensation. The Company will not grant increases in the compensation of any officer or other member of senior management or issue any stock options without authorization by the Board of Directors.

         6.04 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and sent by registered or certified mail (return receipt requested), by Federal Express, DHL or other guaranteed overnight delivery service, or by telex or telegraph, or by facsimile transmission or delivered to the applicable party at the addresses indicated below:

         If to the Company:     net.Genesis Corp.
                                215 First Street
                                Cambridge, MA 02142
                                Attention: Larry Bohn, President

         With a Copy to:        Foley, Hoag & Eliot LLP
                                One Post Office Square
                                Boston, MA 02109
                                Attention: John D. Patterson, Jr., Esq.

         If to the Purchasers:    at the addresses set forth under their
                                  respective names on Exhibit 2.01A hereto.

         If to any other holder
         of the Purchased Shares
         or Converted Shares:     at such holder's address for notice as set
                                  forth in the register maintained by the
                                  Company;

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section.

All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

         6.05 Costs, Expenses and Taxes. The Company agrees to pay at the Closing the reasonable fees and out-of-pocket expenses of (i) Purchasers' Special Counsel in preparing and documenting this Agreement and the agreements referred to herein not to exceed $25,000 and (ii) legal counsel, independent public accountants and other outside experts reasonably retained by the Purchasers in connection with the amendment or enforcement of this agreement, the Purchased Shares, the Conversion Shares and other instruments and documents to be delivered hereunder or thereunder. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Purchased Shares, the Conversion Shares and other instruments and documents to be delivered hereunder or thereunder and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

         6.06 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchasers obtained in accordance with Section 6.02 hereof and the rights and interests of the Purchasers shall be assignable without the consent of the Company to any assignee.

         6.07 Survival of Covenants, Representations and Warranties. All covenants, representations and warranties made in this Agreement, the Purchased Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof, provided that such representations and warranties shall survive for a period of three (3) years after the date hereof.

         6.08 Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the purchase of Series F Preferred Stock.

         6.09 Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive laws of The Commonwealth of Massachusetts (without regard to conflict of laws provisions).

         6.10 Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         6.11 Sealed Instrument. This Agreement is executed as an instrument under seal.

         6.12 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         6.13 Further Assurances. From and after the date of this Agreement, upon the reasonable request of the Purchasers, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Purchased Shares.

         6.13 Adjustment to Stock. Any reference in this Agreement to a particular number of shares of the Company's Common Stock or Preferred Stock, of any class or series, shall be automatically adjusted to account for a stock dividend, stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization of the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       COMPANY:

ATTEST:                                NET.GENESIS CORP.


By: /s/ John Delea                     By: /s/ Lawrence Bohn
    ------------------                     ---------------------
Name:  John Delea                      Name: Larry Bohn
Title:  Secretary                      Title:  President


                        (see counterpart signature pages)

             Series F Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*


                                 INVESTORS:

                                 CHARLES RIVER PARTNERSHIP VII


                                 By:/s/ Ted Dintersmith
                                    -----------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

                                 BESSEMER VENTURE PARTNERS IV L.P.
                                 By:    Deer IV & Co. L.L.C.,
                                         General Partner



                                        By:/s/ Robert Buescher
                                           ----------------------------------
                                           Robert H. Buescher, Manager

                                 BVP IV SPECIAL SITUATIONS L.P.
                                 By:      Deer IV & Co. L.L.C.,
                                                General Partner



                                        By:/s/ Robert Buescher
                                           ----------------------------------
                                           Robert H. Buescher, Manager

                                 BESSEC VENTURES IV L.P.
                                 By:      Deer IV & Co. L.L.C.,
                                             General Partner



                                        By:/s/ Robert Buescher
                                           ----------------------------------
                                           Robert H. Buescher, Manager



                                 /s/ Robert Buescher
                                 --------------------------------------------
                                 Robert H. Buescher

             Series F Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*


                               /s/ Robert Buescher
                               ------------------------------------------------
                               Robert H. Buescher, attorney-in-fact signing for those designated below by the "*" notation

                               *William T. Burgin
                               *Brimstone Island Co. L.P.
                               *G. Felda Hardymon
                               *Robert P. Goodman
                               *Bruce K. Graham
                               *Robi L. Soni
                               *Gerald N. Christopher
                               *Gautam A. Prakash
                               *Rodney A. Cohen
                               *Richard R. Davis
                               *Adam P. Godfrey
                               *Belisarius Corporation
                               *John G. MacDonald
                               *Howard S. Markowitz
                               *Edward Park
                               *Robert J.S. Roriston
                               *Steven L. Williamson
                               *Quentin Corporation


                               HAMBRECHT & QUIST



                               By:/s/ Robert Savoie
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                               BAYVIEW INVESTORS
                               By:  BancBoston Robertson Stephens
                                    General Partner



                                    By: illegible
                                       -----------------------------------------
                                       Authorized Signatory

             Series F Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*


                                   ONELIBERTY FUND IV
                                   By:  OneLiberty Partners IV LLC



                                          By:/s/ Stephen J. Ricci
                                             -----------------------------------
                                             Stephen J. Ricci, Manager


                                   ONELIBERTY ADVISORS IV LP
                                   By:  OneLiberty Partners IV LLC



                                          By:/s/ Stephen J. Ricci
                                             -----------------------------------
                                             Stephen J. Ricci, Manager

                                   ST. PAUL VENTURE CAPITAL V, LLC
                                   By:



                                            By: illegible
                                               ---------------------------------
                                            Its

                                   ST. PAUL VENTURE CAPITAL AFFILIATES
                                   FUND I, LLC
                                   By:  St. Paul Venture Capital, Inc.
                                              its Manager


                                            By: illegible
                                               ---------------------------------
                                            Its


                                   /s/ Katherine R. Kirk
                                   ---------------------------------------------
                                   Kathy Kirk

             Series F Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*

                                   PICKREL WOOLEY 1999 TRUST

                                   By:  illegible
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

             Series F Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*


                                   BankAmerica Ventures



                                   By:/s/ Rory O'Driscoll
                                      ------------------------------------------

                                   Name: Rory O'Driscoll
                                        ----------------------------------------

                                   Title:  Principal
                                         ---------------------------------------


                                   GS CAPITAL PARTNERS




                                   By
                                     -------------------------------------------


                                   NEXUS GROUP




                                   By
                                     -------------------------------------------


                                   Boston Milennia Partners Limited Partnership

                                   By: Glen Partners Limited Partnership


                                   By:  illegible
                                      ------------------------------------------


                                   Name:_____________________, General Partner

                                   Boston Milennia Associates Partnership


                                   By:  illegible
                                      ------------------------------------------


                                   Name:_____________________, General Partner

             Series F Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*

                              Seligman Communications and Information Fund, Inc.



                              By:
                                 -----------------------------------------------


                              Harte-Hanks, Inc.



                              By:  illegible
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------


                              Hambrecht & Quist Employee Venture Fund, L.P. II

                              By: H&Q Venture Management, L.L.C.,
                              Its General Partner


                              By:   /s/ Robert N. Savoie
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------


                              Comdisco, Inc.



                              By:   illegible
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------

             Series F Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*


                              The Goldman Sachs Group, Inc.



                              By:   illegible
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------


                              Stone Street Fund 1999, L.P.

                              By: Stone Street 1999 Corp.,

                              Its General Partner


                              By:   illegible
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------


                              Bridge Street Fund 1999, L.P.

                              By: Stone Street 1999 Corp.,

                              Its General Partner


                              By:   illegible
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------